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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2005

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                                  ICORIA, INC.
             (Exact name of registrant as specified in its charter)

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             DELAWARE                    0-30365               56-2047837
         (State or other               (Commission          (I.R.S. Employer
  jurisdiction of incorporation)       File Number)        Identification No.)

              108 T.W. Alexander Drive,
       Research Triangle Park, North Carolina                     27709
      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (919) 425-3000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 16, 2005, Icoria issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

     This information shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

          99.1 Press Release of Icoria, Inc. dated May 16, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ICORIA, INC.

                                        (Registrant)

Dated: May 16, 2005                     By:  /s/  Douglas R. Morton, Jr
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                                             Douglas R. Morton, Jr., Ph.D.
                                             Interim Chief Executive Officer